UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

Synaptogenix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40458	46-1585656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor
New York, New York 10036
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SNPX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 6, 2024, Synaptogenix, Inc. (“we,” “us” and “our”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the holders of 846,988 shares of our Common Stock, or approximately 54.03% of our outstanding shares of Common Stock, were represented in person or by proxy and, therefore, a quorum was present. At the Annual Meeting, our stockholders considered four proposals, which are described briefly below and in more detail in the Proxy Statement. The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors

Our stockholders voted to elect two directors to hold office until the 2027 annual meeting of stockholders, and until their respective successors are elected and qualified, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Joshua Silverman	369,569	109,201	368,218
William S. Singer	367,990	110,780	368,218

Proposal 2 - Board Authorization to Issue Stock Pursuant to Securities Purchase Agreement

Our stockholders voted to authorize our board of directors (the “Board”) to issue shares of the Company’s common stock underlying shares of convertible preferred stock and warrants issued by the Company pursuant to the terms of a Securities Purchase Agreement, dated September 10, 2024, in an amount equal to or in excess of 20% of our common stock outstanding

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
246,470	100,776	14,180	485,562

Proposal 3 - Approval of Amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan

Our stockholders voted to approve an amendment to our Plan to increase the total number of shares of Common Stock authorized for issuance thereunder from 175,000 shares of Common Stock to an aggregate of 675,000 shares of Common Stock by the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
270,829	194,623	13,318	368,218

Proposal 4 - Ratification of Selection of Independent Registered Public Accounting Firm.

The ratification of appointment of Stephano Slack as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Shares Voted For	Shares Voted Against	Abstentions
690,006	143,414	13,568

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTOGENIX, INC.

Date: December 6, 2024	By:	/s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer